Convertible Notes and Warrant Modification	3 Months Ended
Nov. 30, 2013
Convertible Notes and Warrant Modification [Abstract]
Convertible Notes and Warrant Modification

(8) Convertible Notes and Warrant Modification

In August 2011, the Company completed the sale of $11,425 aggregate principal amount of the Convertible Notes to nine existing investors in the Company in a private placement. The Convertible Notes were convertible, subject to the terms and conditions set forth therein, into shares of the Company's common stock upon the consummation of a qualified initial public offering of the Company's common stock at a price per share equal to 20% discount from the public offering price, or $10.40. Purchasers of the Convertible Notes included holders of more than 5% of the Company's outstanding capital stock and affiliates of certain of the Company's directors. Additionally, so long as any investors who held warrants to purchase shares of the Company's common stock issued in connection with certain of the Company's preferred stock financings purchased at least their respective full pro rata portion of the Convertible Notes being offered, the Company agreed to amend the termination provisions of such investors existing warrants such that the warrants no longer expired upon the IPO. In January 2012, the Company amended the Convertible Notes such that the notes would have automatically converted into shares of convertible preferred stock had the initial public offering not consummated by June 30, 2012.

In connection with the offering of the Convertible Notes, warrants to purchase 539,972 shares of common stock issued in connection with the Company's Series F Preferred Stock offering, or the Modified F warrants and all of the warrants issued in connection with the Company's Series G Preferred Stock offering were amended such that they would not expire upon the consummation of a qualified initial public offering. Warrants to purchase 229,257 shares of common stock issued in connection with the Series F Preferred Stock offering, or the Non-Modified F warrants were not amended and remain outstanding.

The Company calculated the fair value of the modified warrants immediately prior to and subsequent to the modification and determined that the cumulative incremental increase in the fair value of these liability classified warrants associated with this modification to be $9,633. Accordingly, the Company recorded the change in value to other income (expense) in August 2011.

Until such time as the conversion features were triggered, the Company accounted for the Convertible Notes and various embedded derivatives in accordance with ASC Topic 825-10, the Fair Value Option for Financial Liabilities, whereby the Company initially and subsequently measured this financial instrument in its entirety at fair value, with the changes in fair value recorded each quarterly reporting period in other income (expense).

The Company obtained the assistance of a third-party valuation firm in estimating that the fair market value of the Convertible Notes as if August 31, 2011 was $13,630. The Company estimated the fair value of the Convertible Notes upon the closing of the IPO to be $14,282. Accordingly, the change in fair value was recorded in other income (expense).

Upon closing of the IPO, the Convertible Notes were revalued and converted into 1,098,575 shares of common stock (see Note (9)).